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                                                               EXHIBIT 99.P

                             JOINT FILING AGREEMENT AMONG
                      LCO INVESTMENTS LIMITED, THE ERSE TRUST,
                      CAP ADVISERS LIMITED, RICHARD S. BRADDOCK,
                         LYNN B. BARNEY AND ANTHONY M. PILARO

    AGREEMENT, dated as of September 11, 1997, among LCO Investments Limited, The ERSE Trust, CAP Advisers Limited, Richard S. Braddock, Lynn B. Barney and Anthony M. Pilaro.

                                 W I T N E S S E T H:

    WHEREAS, in accordance with Rule 13d-1(f) under the Securities and Exchange Act of 1934 (the "Act"), only one Statement and any amendments thereto need be filed whenever two or more persons are required to file such a Statement or any amendments thereto pursuant to Section 13(d) of the Act with respect to the same securities, provided that said persons agree in writing that such Statement or any amendments thereto is filed on behalf of them.

    NOW, THEREFORE, in consideration of the premises and mutual agreements herein contained, the parties hereto agree as follows:

    LCO Investments Limited, The ERSE Trust, CAP Advisers Limited, Richard S. Braddock, Lynn B. Barney and Anthony M. Pilaro do hereby agree, in accordance with Rule 13d-1(f) under the Act, to file an Amendment No. 3 to Schedule 13D relating to their ownership of the Common Stock of Ion Laser Technology, Inc., and do hereby further agree that said Amendment shall be filed on behalf of each of them.

                                       LCO INVESTMENTS LIMITED


                                       By:  /s/ Craigh Leonard
                                            --------------------------------
                                            Craigh Leonard
                                            Attorney-in-Fact


                                       THE ERSE TRUST


                                       By:  /s/ Craigh Leonard
                                            --------------------------------
                                            Craigh Leonard, Attorney-in-Fact

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                                       CAP ADVISERS LIMITED


                                       By:  /s/ Craigh Leonard
                                            --------------------------------
                                            Craigh Leonard, Attorney-in-Fact


                                            /s/ Richard S. Braddock
                                            --------------------------------
                                            Richard S. Braddock


                                            /s/ Lynn B. Barney
                                            --------------------------------
                                            Lynn B. Barney


                                            /s/ Craigh Leonard
                                            --------------------------------
                                            Anthony M. Pilaro, by
                                            Craigh Leonard, Attorney-in-Fact